SEI INSTITUTIONAL MANAGED TRUST

Multi-Asset Accumulation Fund
Multi-Asset Inflation Managed Fund
Multi-Asset Capital Stability Fund

Supplement Dated August 30, 2013
to the Class A Shares Prospectus Dated January 31, 2013

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the disclosure of dividend distribution of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds.

At a meeting held on August 8, 2013, the Board of Trustees of SEI Institutional Managed Trust approved a change in distribution for the Multi-Asset Accumulation and the Multi-Asset Inflation Managed Funds from quarterly to annually and for the Multi-Asset Capital Stability Fund from monthly to annually.

Accordingly, the first paragraph under the sub-section entitled "Dividends and Distributions" on page 61 is hereby deleted and replaced with the following:

The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds distribute their investment income annually, while the Multi-Asset Income Fund distributes its investment income at least once monthly. The Funds distribute their investment income as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually.

There are no other changes to the disclosure of dividend distribution of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE